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                                                                Exhibit 10.24

                                                                Warrant #96-6

NEITHER THIS WARRANT, NOR THE SHARES REPRESENTED BY THIS WARRANT, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND THEREFORE THEY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED UNLESS REGISTERED UNDER THE APPLICABLE PROVISIONS OF SUCH ACTS OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION FROM LEGAL COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIREd.

                             WARRANT

         FOR PAYMENT OF THE SUM OF SIX THOUSAND U.S. DOLLARS (U.S. $6,000), PHASECOM, INc., a Delaware corporation (the "Corporation"), hereby grants to PHASECOM INVESTOR GROUP LIMITED PARTNERSHIP ("Holder"), the right to purchase from the Corporation up to sixty thousand (60,000) shares of the Common Stock of the Corporation (the "Warrant Shares"), subject to the following terms and conditions:

         1. TERM. This Warrant may be exercised in whole at any time during from the date of issuance of this Warrant through April 22, 2000 (the "Exercise Period"). The number of shares subject to this Warrant shall only be exerciseable up to the aggregate number of shares exercised pursuant to the following warrants issued by the Corporation:

            #        DATE ISSUED            NAME OF WARRANT HOLDER   EXERCISE PRICE     # SHARES
           --        -----------            ----------------------   --------------     --------
         96-3        04/22/96               Lior Bregman                  $3.00         20,000
         96-4        04/22/96               Stanley Stern                 $3.00         20,000
         96-5        04/22/96               Avraham Fischer               $3.00         20,000
         TOTAL                                                                          60,000

           2. PURCHASE PRICE. The purchase price for each share of the Corporation's Common Stock purchasable hereunder shall be Three U.S. Dollars (U.S. $3.00) (the "Warrant Exercise Price"), although this Warrant shall only be exercisable pursuant to Section 3 (below).

         3. EXERCISE OF WARRANT. The purchase rights represented by this Warrant may be exercised by the Holder, in whole, but not in part, at any time and from time to time before the end of the Exercise Period by the surrender of this Warrant at the office of the Corporation, at its principal office in Cupertino, California (or such other office or agency of the Corporation as it may be designated by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), without the payment in cash of any exercise price for that number of Warrant Shares equal to the quotient obtained by dividing (x) the value of

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the Warrant Shares for which this Warrant is being exercised (the "Exercised
Shares") on the exercise date (determined by subtracting the aggregate Warrant Exercise Price for the Exercised Shares on the exercise date from the aggregate Fair Market Value (as hereinafter defined) of the Exercised Shares on the exercise date) by (y) the Fair Market Value of one (1) share of Common Stock on the exercise date.

         Fair Market Value of a share of Common Stock shall mean:

                  a. If the Corporation's Common Stock is listed on a national securities exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation/ National Market System (NASDAQ/NMS), then the closing or last sale price, respectively, reported for the exercise date.

                  b. If the Corporation's Common Stock is not listed on a national securities exchange or quoted on NASDAQ/NMS, but is traded in the over-the-counter market, then the mean of the closing bid and asked prices is reported for the exercise date.

                  c. Except as set forth in Section 3.d. (below), if the Corporation's Common Stock is not publicly traded, then as determined by an independent third party who shall be appointed by eighty percent (80%) of the Corporation's Board of Directors.

                  d. If the exercise date is the date of closing of a public offering of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, then the public offering price (before deduction of discounts, commissions or expenses) in such offering.

                  Certificates for shares purchased hereunder shall be delivered to the Holder within thirty (30) business days after the date on which this Warrant shall have been exercised as aforesaid, but Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered.

                  The entire Warrant must be surrendered, and no new Warrant shall be issued. In no event shall a cashless exercise entitle the Holder to exercise more than the Warrant Shares.

         4. FRACTIONAL INTEREST. The Corporation shall not be required to issue any fractional shares on the exercise of this Warrant.

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         5. WARRANT CONFERS NO RIGHTS OF SHAREHOLDER. Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise resulting in the purchase of the Warrant Shares.

         6. INVESTMENT REPRESENTATION. Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the California Corporate Securities Law of 1968. Holder acknowledges by acceptance of the Warrant that (a) it has acquired this Warrant for investment and not with a view toward distribution; (b) it has a pre-existing personal or business relationship with the Corporation, or its executive officers, or by reason of its business or financial experience it has the capacity to protect its own interests in connection with the transaction; and
(c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view toward distribution; and acknowledges that to the extent such Warrant Shares will not be registered under the Securities Act and applicable state securities laws, that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws; or, based on an opinion of counsel reasonably satisfactory to the Corporation, an exemption from such registration and qualification is available. Holder, by acceptance hereof, consents to the placement of the following restrictive legend, or similar legend, on each certificate to be issued to Holder by the Corporation in connection with the issuance of such Warrant Shares:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY FURTHER QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW."

         7. STOCK FULLY PAID, RESERVATION OF SHARES. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant and Common Stock will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Corporation agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented hereby.

         8. ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable under the exercise of the Warrant, and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  a. RECLASSIFICATION OR MERGER. In any case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in the par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is a continuing corporation, and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and sub stance satisfactory to Holder), providing that Holder shall have the right to exercise such new Warrant and, upon such exercise, to receive, in lieu of each Share of Common Stock thereto fore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one (1) share of Common Stock. Such new Warrant shall provide for adjustment that shall be as nearly equivalent as may be practicable to the adjustment provided for in this
Section 8. The provisions of this subsection 8.a. shall similarly apply to successive reclassifications, changes, mergers and transfers.

                  b. SUBDIVISIONS OR COMBINATIONS OF SHARES. If the Corporation at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Exercise Price, and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

                  c. STOCK DIVIDENDS. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except as a distribution specifically provided for in the foregoing subsections 8.a. and 8.b., then the Warrant Exercise Price shall be adjusted, from and after the date of determination of share holders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of Shares of Common Stock

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outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of Shares of Common Stock outstanding immediately after such dividend or distribution and the number of Warrant Shares subject to this Warrant shall be proportionately adjusted.

                  d. NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, con solidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8, and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

                  e. NOTICE OF ADJUSTMENTS. Whenever the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Corporation shall within thirty (30) days after such adjustment deliver a certificate signed by its Chief Financial Officer to Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price, after giving effect to such adjustment.

         9. PUBLIC OFFERING LOCK-UP. For a period of one hundred eighty (180) days (the "Stand-off Period"), commencing on the date of an Initial Public Offering ("IPO"), Holder shall not exercise its right to purchase any Warrant Shares hereunder if requested by the Corporation at any time prior to an IPO, or sell, pledge or otherwise transfer any Warrant Shares (or any other shares exchanged therefor), if this Warrant has been exercised, to any person or entity; provided, that the Stand-off Period shall in no event be longer than the shortest comparable stand-off period agreed to in connection with such IPO by any executive officer of the Corporation, or any person holding five percent (5%) or more of the Common Stock of the Corporation (assuming the conversion into Common Stock of all outstanding convertible securities). If the Corporation has requested Holder not to exercise this Warrant, the Exercise Period hereunder shall be extended for a period equal to the term of the Stand-off Period. Holder shall execute any agreement as requested by the Corporation with an under writer of the Corporation's stock, to reflect the foregoing.

         10. ADDITIONAL RIGHTS. Unless the Corporation provides Holder with advance notice of the terms and conditions of a proposed transaction as described below, the Corporation will not (a) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business; or (b) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Corporation, or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Corporation is disposed.

         11. REPRESENTATIONS AND WARRANTIES. This Warrant is issued and delivered on the basis of the following:

                  a. CORPORATE AUTHORIZATION. This Warrant has been duly authorized and executed by the Corporation, and when delivered will be the valid and binding obligation of the Corporation, enforceable in accordance with the terms hereof.

                  b. WARRANT AUTHORIZATION. The Warrant Shares have been duly authorized and reserved for issuance by the Corporation and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

                  c. ARTICLES OF INCORPORATION. The rights, preferences, privileges and restrictions granted to or imposed upon the Shares of Common Stock and Holder are as set forth in the Corporation's Articles of Incorporation, as amended, a true and complete copy of which has been delivered to the original Warrant Holder.

                  d. RESERVATION OF SHARES. The Shares of Common Stock issuable have been duly authorized and reserved and, when issued in accordance with the terms of the Corpora tion's Articles of Incorporation, as amended, will be validly issued, fully paid and nonassessable.

                  e. DELIVERY. The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Corporation's Articles of Incorporation or Bylaws; do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Corporation; and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Corporation is a party, or by which it is bound or requires the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local

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government authority or agency, or other person, other than qualification with the California Department of Corporations.

         12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

         13. DESCRIPTIVE HEADINGS. The headings used herein are descriptive only and for the convenience of identifying provisions, and are not determinative of the meaning or effect of any such provisions.

         AGREED BY UNDERSIGNED AND BINDING ON HOLDER THAT THIS WARRANT SUPERSEDES AND REPLACES ANY AND ALL EXISTING WARRANTS OF THE SAME NUMBER OF WARRANT SHARES.


Dated: April 23, 1996                         PHASECOM, INc.



                                              By: /s/ Shaul Berger, President
                                                 ------------------------------
                                                  Shaul Berger, President